UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_____________________________________________________________________________________________

Date of Report (Date of earliest event reported): April 13, 2015

IZEA, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-167960	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 N. Orlando Avenue, Suite 200 Winter Park, Florida	32789
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 674-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR     240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR     240.13e-4(c))

CURRENT REPORT ON FORM 8-K

IZEA, INC.

April 13, 2015

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    On April 13, 2015, John H. Caron was elected to our Board of Directors. Mr. Caron is considered to be an independent member of our Board of Directors, under Nasdaq’s independence standards.

Mr. Caron is currently an independent director on the board of Thrive Frozen Nutrition (http://thriveicecream.com/),on the Strategic Advisory Board for Kairos (http://kairos.io/) and, since 2013, a board member for venVelo (http://www.venvelo.org/), a Central Florida early-stage venture fund. Mr. Caron served as the President of Olive Garden at Darden Restaurants Inc. (NYSE: DRI) from May 30, 2011 to January 2013, Darden's Chief Marketing Officer from March 2010 to May 30, 2011 and Darden's Executive Vice President of Marketing for Olive Garden from 2003-2010. As a member of Darden's Operating Team, Mr. Caron led brand growth strategy across the enterprise to help ensure each Darden brand was appropriately positioned and had clearly identified plans in place to drive sustainable growth. Before joining Darden Restaurants, Mr. Caron served as Vice President and General Manager of Lipton Beverages for Unilever Bestfoods North America from 2000-2002. Mr. Caron received a Bachelor's degree in Political Science from The Colorado College and a Master's degree in American Politics from New York University Department of Politics. Mr. Caron also earned an MBA in Marketing from New York University Stern School of Business.

In consideration of his services as a director, we have agreed to grant to Mr. Caron stock options to purchase 50,000 shares of our common stock at the current market price, vesting in equal monthly installments over 12 months from the date of grant.
Mr. Caron joined our Strategic Advisory Board in June 2013, but has not engaged in any related party transactions with us during the last two fiscal years. There are no family relationships between Mr. Caron and any of our other executive officers or directors.
On April 13, 2015, we issued a press release announcing the appointment of Mr. Caron to our Board of Directors. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.	Description

99.1	Press Release issued by IZEA, Inc. on April 13, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA, INC.

Date: April 13, 2015	By:/s/ Edward H. (Ted) Murphy Edward H. (Ted) Murphy President and Chief Executive Officer